UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 22, 2005
                                                   ----------------------------

                        TOR Minerals International, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                      000-17321               74-2081929
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


     722 Burleson Street
     Corpus Christi, Texas                                       78402
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (361) 883-5591


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

     Item 8.01 Other Events.

     On June 22, 2005, TOR Minerals International, Inc. issued a press release stating that a significant portion of its manufacturing operations at its Netherlands facility have been shut down since the second week of June due to mechanical difficulties. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

                  Not applicable.

          (b)  Pro forma financial information.

                  Not applicable.

          (c)  Exhibits.

               The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:


                 Exhibit
                  Number           Description of Exhibit

                   99.1 Press release issued by the Company on June 22, 2005, announcing the temporary partial shutdown of its Netherlands facility.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TOR MINERALS INTERNATIONAL, INC.



Date:  June 22, 2005                 By:  /s/ Richard L. Bowers
                                          ---------------------------------
                                     Name:    Richard L. Bowers
                                     Title:   President and Chief Executive
                                              Officer


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                                INDEX TO EXHIBITS

                 Exhibit
                  Number           Description of Exhibit

                   99.1 Press release issued by the Company on June 22, 2005, announcing the temporary partial shutdown of its Netherlands facility.